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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

         PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES ACT OF 1934

Date of Report (Date of earliest event reported)   October 8, 1998
                                                -------------------------------


                       AMERICAN ARTISTS FILM CORPORATION
             (Exact name of registrant as specified in its charter)



          MISSOURI                 000-20759                     43-1717111
(State or other jurisdiction  (Commission File Number)      (I.R.S. Employer
     of incorporation)                                      Identification No.)

    1245 Fowler St., N.W.                                          30318
    ATLANTA, GEORGIA 30318                                       (Zip Code)
(Address of principal executive offices)


                                 (404) 876-7373
                         Registrant's telephone number,
                              including area code


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ITEM 5. OTHER EVENTS

     On October 8, 1998, Ms. Vivian W. Jones formally submitted her resignation to American Artists Film Corporation (the "Company") with respect to her position as a member of the board of directors of the Company, her position as co-president of the Company and her position as president of First Light Entertainment Corporation ("First Light"), a wholly-owned subsidiary of the Company.

     The Company recently reorganized its television commercial production operations under American Artists Films, a division of the Company, and it is believed by management that this reorganization will reduce costs, increase efficiencies and increase profitability. The Company is currently evaluating its various options regarding the future of First Light. Such options include, among others, dissolution, bankruptcy or the sale of First Light.

ITEM 7. FINANCIAL STATEMENTS & EXHIBITS

Exhibit 17     Letter of Resignation from Vivian W. Jones, dated October 8, 1998
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                                   SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    AMERICAN ARTISTS FILM CORPORATION


                                    By: /s/ Steven D. Brown
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                                        Steven D. Brown, Chief Executive Officer


     Date: October 15, 1998